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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 3, 2006

                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    0-20028                  77-0214673
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)


                        12201 Technology Blvd., Suite 150
                               Austin, Texas 78727
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications  pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act(17 CFR 14d-2(b))

[] Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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ITEM 3.02 Unregistered Sale of Equity Securities.

     On August 3, 2006, Valence Technology, Inc. sold $2.0 million of its common stock to West Coast Venture Capital, Inc., an affiliate of Carl E. Berg our chairman of the board. The proceeds will be used to fund corporate operating needs and working capital. Under the terms of the purchase, we issued 1,298,702 shares of our common stock, par value $0.001 per share, in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. West Coast Venture Capital purchased these shares at $1.54 per share. The purchase price per share equaled the closing bid price of our common stock as of August 3, 2006. Under Rule 144 of the Securities Act, these shares are restricted from being traded by West Coast Venture Capital for a period of one year from the date of issuance, unless registered, and thereafter may be traded only in compliance with the volume restrictions imposed by this rule and other applicable restrictions. The summary of the terms of the purchase is qualified in its entirety by the text of the letter agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.   Description
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10.1          Letter Agreement, dated August, 3, 2006, by and between Valence
              Technology, Inc. and West Coast Venture Capital, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALENCE TECHNOLOGY, INC.


Date:    August 8, 2006                    /s/ Thomas F. Mezger
                                           -------------------------------------
                                           Name:    Thomas F. Mezger
                                           Title:   Chief Financial Officer

                                                                    EXHIBIT 10.1



August 3, 2006


Mr. Carl E. Berg
West Coast Venture Capital, Inc.
10050 Bandley Drive
Cupertino, CA  95014

Re: Financing Commitment

Dear Mr. Berg:

     This letter is entered into in connection with an agreement entered into by West Coast Venture Capital, Inc. (WCVC) and Valence Technology, Inc. (Valence).

     Pursuant to the agreement reached today, WCVC, has funded Two Million Dollars ($2,000,000.00) to Valence, to purchase one million two hundred ninety eight thousand seven hundred and two (1,298,702) shares of common stock. The per share price of the common stock sold to WCVC is $1.54 which represents the closing bid price of the common stock on the principal market on August 3, 2006.

                                           Sincerely,

                                           VALENCE TECHNOLOGY, INC.


                                           /s/ James R. Akridge
                                           -------------------------------------
                                           James R. Akridge
                                           Chief Executive Officer & President


ACCEPTED AND AGREED:

West Coast Venture Capital, Inc.
Carl E. Berg


/s/ Carl E. Berg
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